UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2025
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Amended and Restated Portfolio Loan Facility
On November 3, 2021, certain of KBS Real Estate Investment Trust III, Inc.’s (“KBS REIT III”) indirect wholly owned subsidiaries (the “Portfolio Loan Borrowers”), entered into a loan agreement with Bank of America, N.A., as administrative agent (the “Portfolio Loan Agent”); BofA Securities, Inc., Wells Fargo Securities, LLC and Capital One, National Association as joint lead arrangers and joint book runners; Wells Fargo Bank, N.A., as syndication agent; and each of the financial institutions signatory thereto as lenders (as subsequently modified and amended, the “Amended and Restated Portfolio Loan Facility”). The current lenders under the Amended and Restated Portfolio Loan Facility are Bank of America, N.A.; Wells Fargo Bank, National Association; U.S. Bank, National Association; Capital One, National Association; PNC Bank, National Association; Regions Bank; and Zions Bankcorporation, N.A., DBA California Bank & Trust (together, the “Portfolio Loan Lenders”). The Amended and Restated Portfolio Loan Facility is secured by 60 South Sixth, Sterling Plaza, Towers at Emeryville, Ten Almaden and Town Center (each a “Property,” and together, the “Properties”).
On February 6, 2025, KBS REIT III, through the Portfolio Loan Borrowers and KBS REIT Properties III, LLC (“REIT Properties III”), entered into the eighth loan modification agreement with the Portfolio Loan Agent and the Portfolio Loan Lenders (the “Eighth Modification Agreement”). Pursuant to the terms of the Eighth Modification Agreement, the maturity date of the facility was extended to January 22, 2027, with two additional 12-month extension options, subject to the terms and conditions in the loan documents. Pursuant to the Eighth Modification Agreement, the Amended and Restated Portfolio Loan Facility bears interest at one-month Term SOFR plus 300 basis points.
Prior to closing the Eighth Modification Agreement, the aggregate outstanding principal balance of the Amended and Restated Portfolio Loan Facility was approximately $465.9 million (the “Principal Debt”). The Eighth Modification Agreement provides for $15.0 million of new funding (“Additional Loan Proceeds”; the Additional Loan Proceeds together with the Principal Debt (the “Maximum Facility Amount”)) that may be advanced in accordance with, and subject to the terms and conditions of, the Eighth Modification Agreement. The Additional Loan Proceeds may be used solely for approved tenant improvements, leasing commissions and capital improvement costs, and taxes and insurance attributable to the Properties. The advances of Additional Loan Proceeds are only available to the extent sufficient funds are not available from certain cash accounts established under the Eighth Modification Agreement.
The Eighth Modification Agreement requires the Portfolio Loan Borrowers to paydown a portion of the loan such that the Maximum Facility Amount is not greater than (i) $420.0 million on or before December 31, 2025, (ii) $300.0 million on or before December 31, 2026 and (iii) $150.0 million on or before December 31, 2027. In connection with the paydown provisions, the Eighth Modification Agreement requires the sale of Counted Projects (defined below), from time to time, such that KBS REIT III does not own more than five Counted Projects as of December 31, 2025, four Counted Projects as of December 31, 2026 and three Counted Projects as of December 31, 2027. The Counted Projects are the Properties and the Accenture Tower Property. In connection with the sale of the Properties, the Eighth Modification Agreement provides for up to $30 million of sales proceeds from the sale of the first Property and up to a total of $15 million of sales proceeds from the sale of subsequent Properties to be funded into the Cash Sweep Collateral Account (defined below) that can be used as described below. Commencing September 30, 2025 and each quarter thereafter, the Eighth Modification Agreement also requires that the Properties meet certain leasing requirements.
The Eighth Modification Agreement provides that 100% of excess cash flow from the Properties be deposited monthly into cash collateral accounts (the “Cash Sweep Collateral Account”). Excess cash flow for any calendar month is generally defined as (a) gross revenues from the Properties plus amounts received under certain pledged swaps, less (b) approved operating expenses of the Properties, payments under the Amended and Restated Portfolio Loan Facility, and in certain cases REIT-level general and administrative costs and Permitted Asset Management Fees. Subject to the requirements contained therein, the Portfolio Loan Borrowers will be permitted to withdraw funds from the Cash Sweep Collateral Account to pay or reimburse the Portfolio Loan Borrowers for approved tenant improvements, leasing commissions and capital improvements, for operating shortfalls related to the Properties to the extent they occur in any month and for certain other limited fees and expenses.
Additionally, the Eighth Modification Agreement (i) limits the amount of asset management fees that may be paid by KBS REIT III to KBS Capital Advisors LLC (the “Advisor”) to 90% of the asset management fees associated with the Properties (“Permitted Asset Management Fees”) (with the remaining 10% of the asset management fees associated with the Properties being deferred until the Portfolio Loan Borrowers have either paid in full their obligations under the Amended and Restated Portfolio Loan Facility, or met the requirements to pay such deferred fees during the extension periods of the loan) and (ii) limits the amount of REIT-level general and administrative expenses that can be allocated to the Properties and paid or reimbursed by the Portfolio Loan Borrowers, provided that in each case no such payments may be made during the occurrence and continuance of a default or potential default for which the Portfolio Loan Borrowers have received notice that has not been waived or cured.

The Eighth Modification Agreement also restricts KBS REIT III from paying dividends or distributions to its stockholders or redeeming shares of its stock, except that if no default has occurred and is continuing under the Amended and Restated Portfolio Loan Facility, KBS REIT III may distribute such amounts to its stockholders as are required for KBS REIT III to qualify as a REIT under the Internal Revenue Code of 1986, as amended, so long as such distributions are not funded by the Portfolio Loan Borrowers.
The Eighth Modification Agreement contains various ongoing financial covenants at both the guarantor (REIT Properties III) and borrower level.
The Eighth Modification Agreement required KBS REIT III to cause the equity interests of certain of KBS REIT III’s subsidiaries (and all proceeds therefrom) that directly and indirectly own Accenture Tower to be pledged to the Portfolio Loan Lenders as security for all of the Portfolio Loan Borrowers’ obligations under the Amended and Restated Portfolio Loan Facility. The Eighth Modification Agreement also requires KBS REIT III to cause approximately half of the units of Prime US REIT held by KBS REIT III to be pledged to the Portfolio Loan Lenders as security for all of Portfolio Loan Borrowers’ obligations under the Amended and Restated Portfolio Loan Facility. To the extent that KBS REIT III sells any of the units of Prime US REIT (other than certain excluded units), KBS REIT III is required to contribute the cash proceeds of such sale to the Portfolio Loan Borrowers for such proceeds to be applied as follows (i) in respect of the first $30.0 million of cash proceeds, 50% in prepayment of the outstanding obligations under the Amended and Restated Portfolio Loan Facility and the remaining 50% to be distributed to REIT Properties III to fund the general capital and other cash flow needs of KBS REIT III and its subsidiaries and, (ii) any amounts thereafter, 50% in prepayment of the outstanding obligations under the Amended and Restated Portfolio Loan Facility and 50% to fund the Cash Sweep Collateral Account for capital needs of the Properties. The Eighth Modification Agreement also provides that (a) in respect of the sale of Accenture Tower, the first $10 million of net sale proceeds shall be used to fund to the Cash Sweep Collateral Account with the remaining net sale proceeds required to be used to reduce the Portfolio Loan Borrowers’ obligations under the Amended and Restated Portfolio Loan Facility, and (b) in respect of the sale of The Almaden, the first $10.0 million of net sale proceeds is required to be used to reduce the Portfolio Loan Borrowers’ obligations under the Amended and Restated Portfolio Loan Facility with the remaining net sale proceeds to be applied on an equal basis to reduce the Portfolio Loan Borrowers’ obligations under the Amended and Restated Portfolio Loan Facility and to fund the Cash Sweep Collateral Account.
The Eighth Modification Agreement continues to provide that, if elected by the required Portfolio Loan Lenders, a default will occur under the Amended and Restated Portfolio Loan Facility if a written demand for payment is delivered to REIT Properties III under (a) the Company’s Credit Facility, (b) the payment guaranty agreement of the Company’s Modified Portfolio Revolving Loan Facility or (c) as a result of a default under any guaranty or any other indebtedness of REIT Properties III where the demand made or amount guaranteed is greater than $5.0 million. Further, the occurrence of a default (after any required notice, cure or standstill period, as applicable) under the Accenture Tower Loan will cause a default under the Accenture pledge, resulting in a cross-default under the Amended and Restated Portfolio Loan Facility.
At closing, the Portfolio Loan Borrowers were required to pay the Portfolio Loan Lenders $1.2 million of the $2.4 million loan fee, with the remainder of the fee being deferred. Additionally, the Eighth Extension Agreement requires the Portfolio Loan Borrowers to pay a deferred arrangement fee, the deferred loan fee and an exit fee of approximately $4.0 million, which are due on the earliest to occur of the maturity date, the repayment of the loan in full and any date on which the outstanding amount of the Amended and Restated Portfolio Loan Facility becomes due and payable, whether by acceleration or otherwise.
REIT Properties III continues to provide a principal guaranty for up to 10% of the outstanding balance of the Amended and Restated Portfolio Loan Facility. In addition, REIT Properties III continues to provide a guaranty of (i) payment of, and agrees to protect, defend, indemnify and hold harmless each Portfolio Loan Lender for, from and against, any liability, obligation, deficiency, loss, damage, costs and expenses (including reasonable attorney’s fees), and any litigation which may at any time be imposed upon, incurred or suffered by the Portfolio Loan Lender because of (a) certain intentional acts committed by the Portfolio Loan Borrowers, (b) fraud or intentional misrepresentations by the Portfolio Loan Borrowers or REIT Properties III in connection with the loan documents as described in the guaranty agreement, and (c) certain bankruptcy or liquidation proceedings under state or federal law, and (ii) payment for liability that is incurred and related to certain environmental matters.
Amendment to Advisory Agreement
In connection with the Eighth Modification Agreement, on February 6, 2025, KBS REIT III and the Advisor entered into an amendment to the advisory agreement between the parties to (i) defer a portion of the asset management fee associated with the Properties as described above and (ii) subject to the further limitations contained in the advisory agreement and KBS REIT III’s charter, reduce the disposition fees associated with the sales of the Properties, Accenture Tower and The Almaden to 0.65% of the contract sales price of each property.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information in this Report set forth under Item 1.01 regarding the Amended and Restated Portfolio Loan Facility and Eighth Modification Agreement is incorporated herein by reference.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about KBS REIT III’s plans, strategies and prospects, including its ability to comply with any terms, conditions, obligations or covenants contained in any agreements related to debt obligations. These statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings, the challenging commercial real estate lending environment, the current interest rate environment, leasing challenges in certain markets where KBS REIT III owns properties and the lack of transaction volume in the U.S. office market as well as general market instability. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2023, in Part II, Item 1A of KBS REIT III’s Quarterly Reports on Form 10-Q and in KBS REIT III’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2024.
KBS REIT III will be adversely affected if it is unable to satisfy certain covenants or other terms and conditions contained in its loan agreements. Certain of KBS REIT III’s loan agreements require KBS REIT III to satisfy conditions that are not in its sole control, including making required principal paydowns of the loans, selling assets and taking identified actions relating to its portfolio. There is no assurance that KBS REIT III will be able to satisfy these terms and conditions of its existing loan agreements or the terms and conditions of any future extension or refinancing agreement that is entered into. If KBS REIT III is unable to make required paydowns under certain loans, sell assets or satisfy certain covenants and conditions in its loan agreements, the lenders may seek to foreclose on the underlying collateral. Moreover, KBS REIT III’s loan agreements contain cross default provisions, including that certain events of default or the failure of one or more of KBS REIT III’s subsidiaries to pay debt as it matures under one debt facility may trigger the acceleration of KBS REIT III’s indebtedness under other debt facilities. KBS REIT III has also pledged the equity of certain of its subsidiaries (and all proceeds therefrom) in connection with the restructuring of some of its loan agreements. Upon certain defaults, these pledges would give the pledgee lenders the right to take possession of the pledged collateral. In addition, KBS REIT III has agreed to cash sweeps under several of its loan agreements. These cash sweeps place limits on KBS REIT III’s access to cash flows from certain properties and thereby restrict KBS REIT III’s operating flexibility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: February 12, 2025	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary